77Q1(e)(1)
Restated Management Agreement with American Century Investment Management, Inc., effective as of August 1, 2011 (filed electronically as Exhibit (d) (1) to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on September 29, 2011, File No. 2-14213 and incorporated herein by reference).

C:\Documents and Settings\e461716\Local Settings\Temporary Internet Files\OLK182\77Q1(e)(1) Restated Mgmt Agr 8-2011 for 10-31-11.docx